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                      SUPPLEMENT DATED JUNE 22, 2009 TO THE
                        PROSPECTUS DATED MAY 1, 2009 FOR
                        SELIGMAN VALUE FUND SERIES, INC.
                                ON BEHALF OF ITS
        SELIGMAN LARGE-CAP VALUE FUND AND SELIGMAN SMALLER-CAP VALUE FUND
                                (EACH, A "FUND")

The first and second sentences of the seventh paragraph of each Fund's Principal Investment Strategies have been superseded and replaced as follows:

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

                                                              SL-9911-2 A (6/09)